ONcore Xtra (sold after October 1, 2012)   ●   ONcore Xtra II

ONcore Premier (sold after October 1, 2012)   ●   ONcore Ultra II

ONcore Value (sold after October 1, 2012)   ●   ONcore Lite III

ONcore Wealth Foundation   ●   ONcore Wrap

ONcore Premier II   ●   ONcore Select

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated October 27, 2017

to the Prospectuses dated May 1, 2017

The following supplements and amends the prospectus dated May 1, 2017:

Available Funds

The Federated Insurance Series Federated Managed Tail Risk Fund II will not be an available investment option for contracts applied for on or after November 1, 2017.